Exhibit 99.11

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id and Name     COMM2005LNP5_PRICE1
Bond Type                          WACIO
Bond Name                             XC
Original Balance        1,702,020,822.00
Original Coupon                 0.043215%
Deal Description     COMM2005LNP5_PRICE1
Orig. Cutoff Date                 4/1/05
Settlement Date                  4/29/05

Current Balance         1,702,020,822.00
Current Coupon                  0.043215%

Dated Date                        4/1/05
First Payment Date               5/10/05

Market Levels  TSY03M  TSY06M  TSY01Y  TSY02Y  TSY03Y  TSY05Y  TSY10Y  TSY30Y
-------------  ------  ------  ------  ------  ------  ------  ------  ------
`              3.5360  3.5360  3.5360  3.5360  3.6640  3.9100  4.2720  4.6240

Swap Table     SWP01Y  SWP02Y  SWP03Y  SWP04Y  SWP05Y  SWP06Y  SWP07Y  SWP08Y  SWP09Y  SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y
-------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
`              41.760  41.760  47.090  47.350  45.180  47.070  47.670  47.780  47.140  45.750  55.500  58.000  59.749  55.249

Swap Table     SWP30Y  SWP40Y
-------------  ------  ------
`              48.749  48.749

Report Generated        Fri Apr 15 18:17:00 2005 (v.3.test) /home/abehlman/
                        emikus/deals/cmbs/comm05lnp5/price1/
                        comm05lnp5_price1.cmo, /data/strgrp/tsy/mkt.level,
                        /home/abehlman/tmp/p17862/
                        COMM2005LNP5_PRICE1_S7_X1_py.csv

`          `               X1            X2            X3            X4            X5           X375          X475          X575
                      -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
`          0.972797          6.17          7.33          5.00          3.13          1.66          5.89          4.13          2.75
Ave Life   `                7.193         7.445         7.070         6.952         6.838         7.250         7.124         7.003
Mod Dur    `                5.715         5.638         5.716         5.550         5.468         5.665         5.513         5.440
Window     `            5/05-9/19    5/05-12/19     5/05-9/19     5/05-9/19     5/05-9/19    5/05-12/19    5/05-12/19    5/05-12/19
Sprd/Avl   `             210.0/av      324.1/av       94.4/av      -91.9/av     -237.9/av      181.8/av        6.9/av     -131.0/av

X1    Lockout YM only;100% CPR

X2    Lockout YM only;0% CPR

X3 Lockout YM only;100% CPR;0% CDR FOR 24 Months, 1% CDR, 65% Recovery,12 Month Lag

X4 Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 65% Recovery,12 Month Lag

X5 Lockout YM only;100% CPR;0% CDR FOR 24 Months, 3% CDR, 65% Recovery,12 Month Lag

X375 Lockout YM only;75% CPR;0% CDR FOR 24 Months, 1% CDR, 65% Recovery,12 Month Lag

X475 Lockout YM only;75% CPR;0% CDR FOR 24 Months, 2% CDR, 65% Recovery,12 Month Lag

X575 Lockout YM only;75% CPR;0% CDR FOR 24 Months, 3% CDR, 65% Recovery,12 Month Lag

addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

US Patriot Act:

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to The U.S. Patriot Act, Deutsche Bank U.S. obtains, verifies, and records information that identifies each person and entity with who we are a non affiliate that enter into a business relationship. Pursuant to The U.S. Patriot
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to identify you. We may also ask to see corporate resolutions or other identifying documents from you.